SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):                 April 27, 1998



                         MERITAGE HOSPITALITY GROUP INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)


        0-17442                                          38-2730460
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(Commission File Number)                                (IRS Employer
                                                     Identification Number)




                        40 Pearl Street, N.W., Suite 900
                          Grand Rapids, Michigan 49503
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (616) 776-2600

Item 5. Other Events.

     On May 28, 1998, all litigation brought by the former general partner of the now dissolved Wendy's of West Michigan Limited Partnership and the former general partner's affiliates (Case No. 97-05360-CB, Kent County, Michigan, Circuit Court) was dismissed with prejudice. The dismissal came after a settlement was reached pursuant to which the former general partner received $658,000 and 200,000 shares of the Company's common stock.

     On April 27, 1998, the Company entered into a contract with Pepsi-Cola Company to convert the fountain beverages served at its 25 "Wendy's Old Fashioned Hamburgers" restaurants from Coca-Cola to Pepsi-Cola. Under the terms of the contract, the Company has agreed to purchase 1,800,000 gallons of fountain beverage syrup from Pepsi in exchange for Pepsi paying the Company $2,090,000 in up-front conversion and marketing fees and providing new fountain beverage dispensing equipment at all 25 of Wendy's restaurants operated by the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       MERITAGE HOSPITALITY GROUP INC.



Dated:   June 9, 1998                  By:   /s/Christopher B. Hewett
                                           --------------------------
                                           Christopher B. Hewett
                                           President and Chief Executive Officer